MML SERIES INVESTMENT FUND

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material pursuant to Rule 14a-12

MML SERIES INVESTMENT FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 13, 2006

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds, each a series of MML Series Investment Fund (the “Trust”), will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:00 a.m., Springfield time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March 17, 2006:

1.	To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. as Trustees for an indefinite term of office;

2.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on February 21, 2006 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used. The enclosed proxy card is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Trustees of the Trust,

Andrew M. Goldberg,

Assistant Secretary

March 17, 2006

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, MA 01111

MML Large Cap Value Fund

MML Equity Index Fund

MML Growth Equity Fund

MML OTC 100 Fund

MML Small Cap Growth Equity Fund

MML Emerging Growth Fund

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 13, 2006

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MML Series Investment Fund (the “Trust”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the special meeting of the shareholders of the Funds (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at 10:00 a.m., Springfield time, on Thursday, April 13, 2006, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about March 17, 2006. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposal listed in the Notice (the “Proposal”). The Proxy Statement contains information you should know before voting on the Proposal. The following is the Proposal presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposal:

Proposal	Affected Funds
Proposal 1: To elect Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. as Trustees for an indefinite term of office.	All Funds

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to the Proposal, shares will be voted in accordance with the recommendation of the Board as to the Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail (“e-mail”) by officers and Trustees of the Trust and officers and employees of the Adviser, or its affiliates, and other representatives of the Trust. The Adviser will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on February 21, 2006 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote:

MML Large Cap Value Fund	12,366,193.848 shares

MML Equity Index Fund	25,401,989.941 shares

MML Growth Equity Fund	2,842,563.687 shares

MML OTC 100 Fund	2,207,171.294 shares

MML Small Cap Growth Equity Fund	7,442,531.882 shares

MML Emerging Growth Fund	2,311,353.131 shares

Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The principal executive offices of the Trust are located at 1295 State Street, Springfield, MA 01111. The Trust was established by MassMutual for the purpose of providing an investment vehicle for the separate investment accounts of variable life insurance policies and variable annuity contracts offered by insurance companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

I.	PROPOSAL 1: ELECTION OF TRUSTEES

The Board of Trustees is currently comprised of the following eight Trustees: Richard H. Ayers, Allan W. Blair, Mary E. Boland, Frederick C. Castellani, Richard W. Greene, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. All of the Trustees, with the exception of Messrs. Blair, Hunter and Joyal, have previously been elected by the Trust’s shareholders. Messrs. Blair and Hunter were selected by the Trust’s Nominating Committee and appointed as Trustees by the Board of Trustees effective as of November 3, 2003. Mr. Joyal was selected by the Trust’s Nominating Committee and appointed as a Trustee by the Board of Trustees effective as of May 5, 2003. Messrs. Blair and Hunter were each recommended by an Independent Trustee. Mr. Joyal was recommended by MassMutual’s management.

If elected, each Trustee of the Trust will serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years.

The following table provides information concerning the Nominees for election by shareholders, Trustees whose re-election is being sought and the executive officers of the Trust. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Independent Trustees
Richard W. Greene Age: 70	Chairman and Trustee	Since 1999	Retired; Vice President for Investments and Treasurer (1998-2000), University of Rochester (private university).	31	Trustee (since 1996), Chairman (since 2005), MassMutual Select Funds (open-end investment company).

Richard H. Ayers Age: 63	Trustee	Since 1999	Retired.	31	Director, Applera Corporation; Trustee (since 1996), MassMutual Select Funds (open-end investment company).

Allan W. Blair Age: 57	Trustee	Since 2003	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1993), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	31	Director (since 2001), Future Works, Inc.; Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Name And Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[1]
Mary E. Boland Age: 66	Trustee	Since 1973	Attorney at Law (since 2004); Attorney at Law (1965-2004), Egan Flanagan and Cohen, P.C. (law firm), Springfield, MA.	31	Director (1995-1999), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), BankNorth Massachusetts; Vice Chairman (since 1999), Massachusetts Educational Financing Authority; Trustee (since 1994), MassMutual Select Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 59	Trustee	Since 2003	Retired.	31	Trustee (since 2003), MassMutual Select Funds (open-end investment company.

F. William Marshall, Jr. Age: 63	Trustee	Since 1996	Consultant (since 1999); Chairman (1999), Family Bank, F.S.B. (formerly SIS Bank).	69[2]	Trustee (since 2000), Board II Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company).
Interested Trustees[4]

Robert E. Joyal Age: 61	Vice Chairman and Trustee	Since 2003	Retired; President (2001-2003), Managing Director (2000-2001) and Executive Director (1999-2000), David L. Babson & Company Inc.	33[3]	Director (since 2005), York Enhanced Strategies Fund (closed-end investment company); Director (since 2006) Jefferies Group, Inc. (investment bank); Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (since 2003), Pemco Aviation Group, Inc.; Vice Chairman (since 2005), Trustee (since 2003), MassMutual Select Funds (open-end investment company).

Frederick C. Castellani Age: 59	Trustee	Since 2001	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual.	31	Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Vice President (since 2004), MassMutual Premier Funds (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Principal Officers
Kristin Bushard Age: 39	Vice President	Since 2005	Assistant Vice President (since 2005), Managing Director (2003-2005), MassMutual; Assistant Vice President (2000-2003), Allmerica Asset Management.	61

Michael A. Chong Age: 48	Vice President and Chief Compliance Officer	Since 2004	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual.	61

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
James S. Collins Age: 48	Chief Financial Officer and Treasurer	Since 2000	Vice President (since 1999), MassMutual.	61

David W. O’Leary Age: 45	President	Since 2001	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	14

Ian W. Sheridan Age: 40	Vice President	Since 2004	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP).	61

[1]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”).
[2]	This number includes Board II Oppenheimer Funds, an open-end investment company. It is deemed to be a part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of the Adviser.
[3]	This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of the Adviser.
[4]	Trustee who is an “interested person” of the Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Trustee Compensation. The Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $2,700 per quarter plus $1,400 per meeting attended in-person or $600 per meeting attended by telephone. Such Trustees who serve on the Audit Committee or the Contract Committee of the Trust are paid an additional fee of $600 per meeting attended. Such Trustees who serve on the Nominating Committee or the Governance Committee are paid an additional fee of $300 per meeting attended. The Chairperson of the Board of Trustees is paid an additional fee of $1,325 per quarter. The Chairperson of the Audit Committee is paid an additional fee of $600 annually. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional fee of $300 annually. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2005 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred to be credited a rate of interest set by the Board of Trustees from time to time, currently eight percent (8%). Each of the Trustees also serves as Trustee of one other registered investment company managed by MassMutual, MassMutual Select Funds.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard W. Greene	$29,250.00	$0	$58,500.00
Chairman and Trustee
Robert E. Joyal	$0	$27,984.56	$56,138.89
Vice Chairman and Trustee
Richard H. Ayers	$0	$28,288.57	$56,660.25
Trustee
Allan W. Blair	$25,500.00	$0	$51,000.00
Trustee
Mary E. Boland	$0	$37,950.38	$76,375.58
Trustee
R. Alan Hunter, Jr.	$0	$28,363.63	$56,810.37
Trustee
F. William Marshall, Jr.	$25,500.00	$0	$169,500.00
Trustee

Board Committees and Meetings. The Board of Trustees had four regularly scheduled meetings in 2005 and one special meeting. Each Trustee attended at least 75% of the aggregate number of all meetings of the Board of Trustees.

Nominating Committee. The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met twice during 2005. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board of Trustees. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust at 1295 State Street, Springfield, MA 01111. The Nominating Committee also considers candidates from among the Trustees to serve as chairperson of the Board of Trustees and periodically reviews the compensation of the Trust’s independent trustees. The Nominating Committee Charter is attached as Exhibit 1 to this Proxy Statement. The Charter of the Trust’s Nominating Committee is not currently available to shareholders via a website.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Ayers and Hunter and Ms. Boland, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2005, the Audit Committee met twice.

Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2005. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and sub-advisory agreements.

Governance Committee. The Trust has a Governance Committee, whose members are Messrs. Blair, Castellani, Joyal and Marshall and Ms. Boland. The Governance Committee met twice during 2005. The Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Investment Pricing Committee. The Trust has an Investment Pricing Committee, consisting of the Chairman, President, Treasurer, Assistant Treasurer and Vice Presidents (except for the CCO) of the Trust. The Investment Pricing Committee determines whether market quotations are readily available for securities held by each series of the Trust, determines the fair value of securities held by each series of the Trust for which market quotations are not readily available, and determines the fair value of assets of each series of the Trust which are not held in the form of securities. There are no regular meetings of the Investment Pricing Committee but rather meetings are held as appropriate.

Share Ownership of Trustees of the Trust. As of December 31, 2005, the Trustees did not directly or beneficially own any shares of the Funds. As described below in “Other Information — Ownership of Fund Shares — Ownership by Variable Life Insurance Policies and Variable Annuities Contracts,” all shares of the Funds are owned of record by MassMutual, MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”) as the Funds were established for the purpose of providing an investment vehicle for certain separate investment accounts of variable life insurance policies and variable annuity contracts offered by such companies.

The following table sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 of other funds that are overseen by the Trustee in the same family of funds as the Funds:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustees
Robert E. Joyal	None
Frederick C. Castellani	None

Independent Trustees
Richard W. Greene	None
Richard H. Ayers	None
Allan W. Blair	over $100,000
Mary E. Boland	None
R. Alan Hunter, Jr.	None
F. William Marshall, Jr.	None

[1]	Securities valued as of December 31, 2005.

To the knowledge of the Trust, as of December 31, 2005, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or sponsoring insurance company of the Funds.

Shareholder Communications to the Trustees. Shareholders may send communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Vote Required. Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of all Funds of the Trust voting in person or by proxy at the Meeting. If Proposal 1 is not approved by shareholders of the Trust, the Trustees will consider what action, if any, would be in the best interests of shareholders.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL 1.

II.	OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. Massachusetts Mutual Life Insurance Company, located at 1295 State Street, Springfield, Massachusetts 01111 is the investment adviser and administrator of each Fund. Davis Selected Advisers, L.P., located at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706 is the sub-adviser for MML Large Cap Value

Fund. Grantham, Mayo, Van Otterloo & Co. LLC, located at 40 Rowes Wharf, Boston, Massachusetts 02110 is the sub-adviser for MML Growth Equity Fund. Northern Trust Investments, N.A., located at 50 South LaSalle Street, Chicago, Illinois 60675 is the sub-adviser for MML Equity Index Fund and MML OTC 100 Fund. RS Investment Management, L.P., located at 388 Market Street, San Francisco, California 94111 is the sub-adviser for MML Emerging Growth Fund. Waddell & Reed Investment Management Company, located at 6300 Lamar, Overland Park, Kansas 66202-4247 is the sub-adviser for a portion of the MML Small Cap Growth Equity Fund. Wellington Management Company, LLP, located at 75 State Street, Boston, Massachusetts 02109 is the sub-adviser for a portion of the MML Small Cap Growth Equity Fund. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the sub-administrator to the Funds.

Independent Registered Public Accounting Firm. The firm of Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the independent registered public accounting firm for each Fund’s 2004 and 2005 fiscal years, as well as the current fiscal year.

Deloitte & Touche provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings. Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.

Audit Fees. The aggregate Audit Fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds’ financial statements, or services that are normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements, for the Funds’ past two fiscal years ended December 31, 2004 and 2005 are shown in the table below.

2005*	2004*
$112,800.00	$105,622.25

*Aggregate	amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. Audit-related fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005.

Tax Fees. Tax Fees would include tax compliance, tax advice and tax planning. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities. The aggregate Tax Fees billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005 are shown in the table below.

2005*	2004*
$32,700.00	$12,300.00

*	Aggregate amounts may reflect rounding.

All Other Fees. All other fees would include products and services provided by Deloitte & Touche other than the services reported under the prior three categories. No such fees were billed by Deloitte & Touche for the Funds’ past two fiscal years ended December 31, 2004 and 2005.

The Trust’s Audit Committee must pre-approve all audit and non-audit services, including tax services, provided by Deloitte & Touche to the Funds.

All services described in “Audit-Related Fees,” “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Deloitte & Touche billed the following aggregate non-audit amounts in each Fund’s past two fiscal years ended December 31, 2004 and 2005 to the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

2005*	2004*
$516,952.00	$552,971.00

*	Aggregate amounts may reflect rounding.

The Funds’ Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence. No such services were rendered.

Annual and Semi-Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2005, and semi-annual report for the period ended June 30, 2005, was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2005, or semi-annual period ended June 30, 2005, to any shareholder requesting such reports. You can obtain a copy of these reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Copies of Proxy Statements. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If you want to receive multiple copies of this Proxy Statement or to receive only one copy in the future, you can submit your request by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Ownership of Fund Shares.

Ownership by Variable Life Insurance Policies and Variable Annuities Contracts. As of the Record Date, MassMutual, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each Fund and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each Fund. The address of MassMutual, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. However, the following owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State and C.M. Life as to how shares of the Trust deemed attributable to their policies or contracts shall be voted:

MassMutual

Massachusetts Mutual Variable Life Separate Account I

MassMutual Variable Life Separate Account III

MassMutual Variable Life Separate Account V

Massachusetts Mutual Variable Annuity Separate Account 4

Panorama® Separate Account

C.M. Life

C.M. Life Variable Life Separate Account I

C.M. Multi-Account A

MML Bay State

MML Bay State Variable Life Separate Account I

MML Bay State Variable Life Separate Account II

MassMutual, MML Bay State and C.M. Life generally are required to vote shares attributable to such policies and contracts but for which no voting instructions were received, including abstentions, in proportion to those votes for which voting instructions were received. There is no required minimum number of votes containing instructions that must be received before MassMutual, MML Bay State and C.M. Life can vote shares in this manner. Accordingly, there are not expected to be any “broker non-votes.”

Ownership by Officers of the Trust. As of December 31, 2005, the officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.

Certain Matters relating to the Fund, the Trust and the Meeting. The holders of 30% of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal.

The Trust Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Trust Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against a Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Adviser.

At the time of the preparation of this Proxy Statement, the Trust’s officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trust is not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

March 17, 2006

Exhibit 1

MML Series Investment Fund

MassMutual Select Funds

NOMINATING COMMITTEE CHARTER

as adopted on May 2, 2005

This charter sets forth the purpose, operating guidelines and responsibilities of the Nominating Committee (the “Committee”) of the Boards of Trustees of the MassMutual Select Funds and the MML Series Investment Fund (the “Funds”). The charter is reviewed and approved periodically by each Committee.

Purpose

The Committee has as its primary purposes: (i) the nomination of new Trustees, including the setting of any necessary standards or qualifications for service on the Board of Trustees; (ii) to consider initially and periodically thereafter as appropriate candidates from among the Independent Trustees to serve as Chairperson of the Board of Trustees and to make recommendations concerning the same to the full Board; (iii) the evaluation of the counsel to the Independent Trustees; and (iv) the review of the compensation of Trustees and the Chief Compliance Officer.

Operating Guidelines

The Boards of Trustees of the Funds shall appoint at least three members to serve on the Committee and shall also designate one Committee member to serve as Chair. All members of the Committee shall be “non-interested” Trustees, however, all Trustees shall have the right to participate in any meetings of the Committee and the Committee shall give due consideration to the opinions expressed by any non-Committee members. There will be no regular meetings of the Committee. Instead, meetings may be held as deemed appropriate by the Committee, or as called by the Chair.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:

Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Funds.

Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.

Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing and such written consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.

Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities

The responsibilities of the Committee include:

1)	The evaluation of the qualifications of Trustee candidates.

2)	The nomination of new Trustees.
3)	To consider initially and periodically thereafter as appropriate candidates from among the Independent Trustees to serve as Chairperson of the Board of Trustees and to make recommendations concerning the same to the full Board.
4)	The evaluation at least annually of the independence (under Rule O-1 of the Investment Company Act of 1940, as amended) and overall performance of counsel to the Independent Trustees.
5)	To review and make recommendations to the full Board regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

2

PROXY CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 13, 2006

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints James S. Collins and Andrew M. Goldberg, and each of them separately, as proxies of the undersigned (“Proxies”), with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the above-referenced Fund (the “Fund”) held of record as of February 21, 2006 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:00 a.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

This Proxy is being solicited on behalf of the Fund by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the Proxies on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

		FOR ALL	WITHHOLD	FOR ALL EXCEPT
Proposal 1.	To elect the nominees specified below as Trustees for an indefinite term of office: (01) Richard H. Ayers, (02) Allan W. Blair, (03) Mary E. Boland, (04) Frederick C. Castellani, (05) Richard W. Greene, (06) R. Alan Hunter, Jr., (07) Robert E. Joyal, (08) F. William Marshall, Jr.	☐	☐	☐

To withhold authority to vote for any individual nominee, write the nominee(s) number on the line below:

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

VOTING INSTRUCTION CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 13, 2006

FUND NAME PRINTS HERE

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby instructs the above-referenced Insurance Company to vote at the Special Meeting of Shareholders (the “Meeting”) of the above-referenced Fund (the “Fund”), a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Thursday, April 13, 2006 at 10:00 a.m. (Springfield time), and at any and all of the adjournments thereof, all shares of the Fund related to the undersigned’s contract/policy as of February 21, 2006 as directed on the reverse side of this Voting Instruction Card.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any voting instruction(s) heretofore given. This Voting Instruction Card may be revoked at any time before it is exercised.

This Voting Instruction Card is being solicited by the Insurance Company in connection with a solicitation on behalf of the Fund by the Trust’s Board of Trustees. When properly executed, this Voting Instruction Card will be voted in the manner directed herein by the undersigned contract/policy owner(s), and will be voted in the discretion of the Insurance Company on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, the Insurance Company will vote FOR approval of such Proposal. If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions actually received from contract/policy owners in the Separate Account.

PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.

Date:

Signature(s) and Title(s), if applicable	(Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Voting Instruction Card.

Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSAL SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

		FOR ALL	WITHHOLD	FOR ALL EXCEPT

Proposal 1.	To elect the nominees specified below as Trustees for an indefinite term of office: (01) Richard H. Ayers, (02) Allan W. Blair, (03) Mary E. Boland, (04) Frederick C. Castellani, (05) Richard W. Greene, (06) R. Alan Hunter, Jr., (07) Robert E. Joyal, (08) F. William Marshall, Jr.	☐	☐	☐

To withhold authority to vote for any individual nominee, write the nominee(s) number on the line below:

PLEASE SIGN AND DATE ON THE REVERSE SIDE.